Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories:

	December 31, 2023	December 31, 2022
Raw materials and consumables	$15,085	$29,016
Work-in-progress	15,041	17,171
Finished goods	7,169	8,502
Service inventory	8,575	3,361
	$45,870	$58,050
In 2023, the amount of raw materials and consumables, finished goods and work-in-progress recognized as cost of product and service revenues amounted to $103,850,000 (2022 - $68,870,000).
In 2023, the Corporation recorded negative inventory impairment and onerous contract provision adjustments of $17,181,000 (2022 - $8,702,000) and reversed previously recorded adjustments of $2,203,000 (2022 - $1,189,000), resulting in net negative inventory impairment and onerous contract provision adjustments of $14,978,000 (2022 - $7,513,000). Write-downs and reversals are included in either cost of product and service revenues, or research and product development expense, depending on the nature of inventory.